                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                           Century Properties Fund XIX
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:


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(2)  Aggregate number of securities to which transaction applies:


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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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[ ]  Fee paid previously with preliminary materials:
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                           CENTURY PROPERTIES FUND XIX
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071
                                 (800) 206-0007

                                September 3, 2003

Dear Limited Partner:

         We write to request your consent to an amendment (the "Amendment") of the Agreement of Limited Partnership of Century Properties Fund XIX (the "Partnership") to extend the term of your Partnership from December 31, 2007 to December 31, 2024.

         Your Partnership recently refinanced with third party lenders (the "Refinancings") its mortgage indebtedness scheduled to mature on July 1, 2003 and secured by three of your Partnership's multifamily apartment properties:
Plantation Crossing Apartments, a 180-unit apartment complex located in Atlanta, Georgia; Vinings Peak Apartments, a 280-unit apartment complex located in Atlanta, Georgia; and Wood Lake Apartments, a 220-unit apartment complex located in Atlanta, Georgia (each a "Property" and together, the "Properties"). The Partnership refinanced the Properties because it did not have sufficient resources to repay the due and payable mortgage indebtedness secured by the Properties and would have otherwise been forced to sell the Properties or could have lost the Properties through an exercise of remedies by the lenders.

         Fox Partners II, the general partner of your Partnership (the "General Partner"), is of the opinion that a sale of the Properties is not advantageous given current economic conditions, the local and sub-market conditions where the Properties are located, and its expectation that these economic conditions and each Property's operating performance will improve in the long term and the tax consequences of these sales to Limited Partners (including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability). Your General Partner regularly evaluates whether your Partnership's property should be sold by considering various factors, such as the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the limited partners.

         Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the property equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage will be greatly reduced, and the net proceeds to the Partnership and the limited partners would likely be lower than if the Properties were disposed of over time in an orderly manner.

         The new mortgage indebtedness has a ten year term and bears interest at a rate per annum equal to 4.41% (as opposed to 7.5% charged on the indebtedness refinanced). Since the new mortgage indebtedness has a ten year term, it currently extends beyond the current term of the Partnership, which expires on December 31, 2007. As a result of the negotiations with the lenders, the Partnership and AIMCO Properties, L.P. ("AIMCO Properties"), an affiliate of your General Partner, are required to use good faith, diligent efforts to extend the term of the Partnership to December 31, 2024, which corresponds to the amortization schedule of the new mortgage indebtedness.

         If the Amendment is not adopted by September 30, 2003, an event of default will occur under each of the mortgages, and the Partnership could lose the Properties as a result of the exercise of remedies by the lenders. Further, the Partnership will be obligated to pay the lender a special fee and each loan will bear interest at a rate per annum that is one-tenth of one percentage point higher than otherwise provided. The General Partner has sought and is continuing to seek an extension of that deadline. There is no assurance that the lender will extend this deadline or forbear its exercise of remedies for any period or at all, or that the Partnership will not lose the Properties. In addition, if the Amendment is not adopted, the term of the Partnership will terminate on December 31, 2007, the Partnership will dissolve and the General Partner will liquidate all of the Partnership's remaining assets, including the Properties to the extent not lost as a result of an exercise of remedies by the lenders, as soon as reasonably practicable. In this case, the sales price for the Properties may be less than if the General Partner had greater control over the timing of the sales, given current economic conditions and the local and sub-market conditions where the Properties are located.

         Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the Properties equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage will be greatly reduced, and the net proceeds to the Partnership and the limited partners would likely be lower than if the Properties were sold over time in an orderly manner.

         The General Partner cannot predict when the Properties will be sold. In the past several years, your Partnership has sold the following properties to unaffiliated third parties: Plantation Forest Apartments in February 1994 for a gross purchase price of $2,450,000; Parkside Village Apartments in May 1993 for a gross purchase price of $11,259,000; and Shadow Lake Apartments in December 1992 for a gross purchase price of $6,443,000. In July 1993, the Partnership allowed The Cove Apartments to be acquired through foreclosure by the holder of the first loan, which relieved the Partnership of the first note payable of $16,000,000 (which had been due September 1994), $18,000 in accrued property taxes and $619,000 of accrued and unpaid interest.

         The General Partner and its affiliates have substantial conflicts of interest with respect to the Amendment. Continuation of the Partnership beyond 2007 will result in the General Partner and its affiliates continuing to receive management fees from the Partnership. These fees would not continue to be payable beyond 2007 if the Partnership were liquidated in 2007.

         The consent of limited partners who own more than 50% of all outstanding limited partnership units in the Partnership ("Units") is required to approve the Amendment. AIMCO Properties and its affiliates own 52,098.66, or 58.35%, of the outstanding Units. AIMCO Properties has indicated that it and its affiliates will vote as many Units as possible held by it and its affiliates in favor of the Amendment, but, as more fully described in the accompanying Consent Solicitation Statement, it must vote 24,811.66 Units owned by some of its affiliates in proportion to the votes of other Limited Partners. Accordingly, other limited partners owning 4,954, or approximately 5.6 %, of the outstanding Units must vote in favor of the Amendment in order for the Amendment to be approved.

         The General Partner recommends that you consent to the Amendment by completing, dating and signing the enclosed Consent Form and returning it in the enclosed pre-addressed, postage-paid envelope.

         Please note that this solicitation will expire at midnight, New York City time, on September 22, 2003. Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at one of its addresses set forth below.

                                    Very truly yours,

                                    CENTURY PROPERTIES FUND XIX

                                    By: FOX PARTNERS II,
                                        General Partner

                           THE SOLICITATION AGENT IS:
                             THE ALTMAN GROUP, INC.

By Mail, Overnight Courier or Hand:                 By Facsimile                       For Information please call:

 1275 Valley Brook Avenue                          (201) 460-0050                        TOLL FREE (800) 206-0007
 Lyndhurst, New Jersey 07071

                           CENTURY PROPERTIES FUND XIX
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071
                                 (800) 206-0007

                         CONSENT SOLICITATION STATEMENT

                                SEPTEMBER 3, 2003

         This Consent Solicitation Statement is being furnished to limited partners (the "Limited Partners") of record as of the close of business on September 2, 2003 (the "Record Date"), of Century Properties Fund XIX, a California limited partnership (the "Partnership"), in connection with the solicitation of consents to an amendment (the "Amendment") of the Partnership's Agreement of Limited Partnership to extend the term of the Partnership from December 31, 2007 to December 31, 2024. YOUR PARTICIPATION IS IMPORTANT.

         This Consent Solicitation Statement is being solicited by Fox Partners II, the general partner of the Partnership (the "General Partner"), on behalf of the Partnership. This Consent Solicitation Statement, and the accompanying form of Consent of Limited Partner (the "Consent Form"), are first being mailed to Limited Partners on or about September 3, 2003.

         Your Partnership recently refinanced with third party lenders (the "Refinancings") its mortgage indebtedness scheduled to mature on July 1, 2003 and secured by three multifamily apartment properties owned by your Partnership:
Plantation Crossing Apartments, a 180-unit apartment complex located in Atlanta, Georgia; Vinings Peak Apartments, a 280-unit apartment complex located in Atlanta, Georgia; and Wood Lake Apartments, a 220-unit apartment complex located in Atlanta, Georgia (each a "Property" and together, the "Properties"). The Partnership refinanced the Properties because it did not have sufficient resources to repay the due and payable mortgage indebtedness secured by the Properties and would have otherwise been forced to sell the Properties or could have lost the Properties through an exercise of remedies by the lenders.

         The General Partner is of the opinion that a sale of the Properties is not advantageous given current economic conditions, the local and sub-market conditions where the Properties are located, its expectation that these economic conditions and each Property's operating performance will improve in the long term and the tax consequences of these sales to Limited Partners (including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability). Your General Partner regularly evaluates whether your Partnership's property should be sold by considering various factors, such as the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the Limited Partners.

         Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the property equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage will be greatly reduced, and the net proceeds to the Partnership and the limited partners would likely be lower than if the Properties where sold over time in an orderly manner.

         The new mortgage indebtedness has a ten year term and bears interest at a rate per annum equal to 4.41% (as opposed to 7.5% charged on the indebtedness refinanced). Since the new mortgage indebtedness has a ten year term, it currently extends beyond the current term of the Partnership, which expires on December 31, 2007. Accordingly, the Partnership and AIMCO Properties, L.P. ("AIMCO Properties"), an affiliate of your General Partner, are required to use good faith, diligent efforts to extend the term of the Partnership to December 31, 2024, which corresponds to the amortization schedule of the new mortgage indebtedness.

         If the Amendment is not adopted by September 30, 2003, an event of default will occur under each of the mortgages, and the Partnership could lose the Properties as a result of the exercise of remedies by the lenders. Further, the Partnership will be obligated to pay the lender a special fee and each loan will bear interest at a rate per annum that is one-tenth of one percentage point higher than otherwise provided. The General Partner has sought and is continuing to seek an extension of that deadline. There is no assurance that the lender will extend this deadline or forbear its exercise of remedies for any period or at all, or that the Partnership will not lose the Properties. In addition, if the Amendment is not adopted, the term of the Partnership will terminate on December 31, 2007, the Partnership will dissolve, and the General Partner will liquidate all of the Partnership's remaining assets, including the Properties to the extent not lost as a result of an exercise of remedies by the lenders, as soon as reasonably practicable. In this case, the sales price for the Properties may be less than if the General Partner had greater control over the timing of the sales, given current economic conditions and the local and sub-market conditions where the Properties are located.

         Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the Properties equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage would be greatly reduced, and the net proceeds to the Partnership and the Limited Partners would likely be lower than if the Properties were sold over time in an orderly manner.

         The General Partner cannot predict when the Properties will be sold. In the past several years, your Partnership has sold the following properties to unaffiliated third parties: Plantation Forest Apartments in February 1994 for a gross purchase price of $2,450,000; Parkside Village Apartments in May 1993 for a gross purchase price of $11,259,000; and Shadow Lake Apartments in December 1992 for a gross purchase price of $6,443,000. In July 1993, the Partnership allowed The Cove Apartments to be acquired through foreclosure by the holder of the first loan, which relieved the Partnership of the first note payable of $16,000,000 (which had been due September 1994), $18,000 in accrued property taxes and $619,000 of accrued and unpaid interest.

         The General Partner and its affiliates have substantial conflicts of interest with respect to the Amendment. Continuation of the Partnership beyond 2007 will result in the General Partner and its affiliates continuing to receive management fees from the Partnership. These fees would not continue to be payable beyond 2007 if the Partnership were liquidated in 2007.

         The consent of Limited Partners who own more than 50% of all outstanding limited partnership units in the Partnership ("Units") is required to approve the Amendment. AIMCO Properties and its affiliates own 52,098.66, or 58.35%, of the outstanding Units. AIMCO Properties has indicated that it and its affiliates will vote as many Units as possible held by it and its affiliates in favor of the

Amendment, but, as more fully described in this Consent Solicitation Statement, it must vote Units owned by some of its affiliates in proportion to the votes of other Limited Partners. Accordingly, other Limited Partners owning 4,954, or approximately 5.6%, of the outstanding Units must vote in favor of the Amendment in order for the Amendment to be approved.

         THE GENERAL PARTNER RECOMMENDS THAT LIMITED PARTNERS CONSENT TO THE AMENDMENT.

         THIS SOLICITATION OF CONSENTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON SEPTEMBER 22, 2003 (THE "EXPIRATION DATE").

         SEE "RISK FACTORS" BELOW FOR A DESCRIPTION OF RISK FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE AMENDMENT:

    o Although the Partnership's Agreement of Limited Partnership provides that the Partnership will terminate in the year 2007, the prospectus pursuant to which the Units were sold in 1983 indicated that the properties owned by the Partnership might be sold within 5 to 8 years of their acquisition if conditions permitted. If the Amendment is adopted, you may not be able to exit from the Partnership until a termination of the Partnership in December 31, 2024, or if this termination date is extended, until such extended date. The General Partner cannot predict when any of the Partnership's property will be sold or otherwise disposed of.

    o The General Partner and its affiliates have substantial conflicts of interest with respect to the Amendment. Continuation of the Partnership beyond 2007 will result in the General Partner and its affiliates continuing to receive management fees from the Partnership. These fees would not continue to be payable beyond 2007 if the Partnership were liquidated in 2007.

         Questions and requests for assistance may be directed to the Information Agent, The Altman Group, Inc., at its address set forth below.

                                  RISK FACTORS

         There are risks associated with the approval and the rejection of the Amendment. In addition, the General Partner is an affiliate of AIMCO Properties, which, together with its affiliates, may have interests that conflict with the interests of the Limited Partners. You should consider the following risks carefully:

RISKS IF THE AMENDMENT IS APPROVED

         CONTINUATION OF THE PARTNERSHIP; NO TIME FRAME REGARDING SALE OF PROPERTIES. The General Partner proposes to continue to operate the Partnership and has no current intention to sell all of the Partnership's property and liquidate the Partnership. Thus, the Refinancings and the Amendment reduce the likelihood that a Limited Partner will receive the return of his or her investment in the Partnership through a sale of the Partnership properties. The prospectus pursuant to which the Units were sold in 1983 indicated that the properties owned by your Partnership might be sold within five to eight years of their acquisition, depending upon the performance of the property and the then current real estate market and economic climate. It is not currently known when any property owned by the Partnership may be sold. There may be no way to liquidate your investment in the Partnership in the future until all properties owned by the Partnership are sold.

         Your General Partner regularly evaluates whether your Partnership's property should be sold by considering various factors, such as the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the Limited Partners. At the current time, the General Partner is currently marketing McMillan Place Apartments for sale but is of the opinion that a sale of the remaining properties would not be advantageous given general economic conditions, the local and sub-market conditions where the Properties are located, and its expectation that these economic conditions and each Property's operating performance will improve in the long term, and the negative tax consequences of these sales to Limited Partners, including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability.

         The General Partner cannot predict when any of the Partnership's property will be sold or otherwise disposed of. If the Amendment is approved, you may not be able to exit from the Partnership until a termination of the Partnership in December 31, 2024, or if the termination date is extended, until that extended date.

         AFFILIATES OF THE GENERAL PARTNER WILL CONTINUE TO RECEIVE FEES. Affiliates of the General Partner manage the properties and receive management fees equal to 5% of gross receipts from the properties. The Partnership paid affiliates of your General Partner approximately $834,000 and $969,000 in management fees during the years ended December 31, 2002 and December 31, 2001, respectively. Affiliates of the General Partner received reimbursement of accountable administrative expenses amounting to approximately $172,000 and $166,000 during the years ended December 31, 2002 and December 31, 2001, respectively.

         Pursuant to the Partnership Agreement, the General Partner is also entitled to receive a partnership management fee equal to 10% of the Partnership's adjusted cash from operations as distributed for managing the affairs of the Partnership. Approximately $186,000 and $277,000 in Partnership management fees were paid along with the distributions from operations made during the years ended December 31, 2002 and 2001, respectively. Further, beginning in 2001, the Partnership began insuring its properties up to certain limits through coverage provided by an affiliate of your General Partner, which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures its properties above those limits through insurance policies obtained by Apartment Investment and Management Company ("AIMCO") from insurers unaffiliated with the General Partner. Together with its subsidiaries, AIMCO Properties conducts substantially all of the operations of AIMCO, which is a real estate investment trust that owns and manages multifamily apartment properties throughout the United States. AIMCO Properties' general partner is a wholly-owned subsidiary of AIMCO. During the year ended December 31, 2002 and 2001, the Partnership paid affiliates of the General Partner approximately $263,000 and $136,000, respectively, for insurance coverage and fees associated with policy claims administration.

         The extension of the Partnership's term will result in these fees continuing to be paid for a longer period than would be the case if the term of the Partnership expired in 2007. Therefore, the interests of the General Partner and its affiliates in continuing the Partnership may be different than those of the Limited Partners who desire to have the Partnership dissolved and liquidated earlier. See "Security Ownership of Certain Beneficial Owners and Management."

         THERE IS NO ACTIVE TRADING MARKET FOR YOUR UNITS. Although the Units are registered with the Securities and Exchange Commission (the "SEC"), there is no active trading market for the Units. There may be a limited number of prospective buyers for your Units in the future, and you may find it difficult to liquidate your investment at a price that exceeds the amounts you might receive on the liquidation and dissolution of the Partnership. The General Partner cannot predict when any Property will be sold or otherwise disposed of. If the Amendment is not approved, your Partnership will terminate on December 31, 2007; if the Amendment is approved, you may not be able to exit from the Partnership until December 31, 2024, or if this termination date is further extended, until such extended date.

         YOU MAY BE REQUIRED TO HOLD YOUR UNITS INDEFINITELY. The General Partner is exploring the possibility of a sale of McMillan Place Associates, but the General Partner is of the opinion that the remaining properties should not be sold at the present time. A sale of these properties at the current time may not be advantageous given the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the Limited Partners. It is not known whether or when any of the properties may ultimately be sold. Therefore, there may be no way to liquidate your investments in the Partnership in the future until the properties are sold and your Partnership is liquidated.

         THE VALUE OF THE PROPERTIES MAY DECLINE, AND YOUR INVESTMENT WILL CONTINUE TO BE AT RISK. The Partnership will continue to bear the investment risk associated with the continued ownership of the Properties. The future success of the Partnership will depend upon many factors beyond the control of the General Partner, including competitive activity, the need for capital expenditures, prevailing economic and market conditions and financial, business and other factors. These factors, and others, may cause the value of the Properties and the Partnership to decline.

         YOUR PREFERRED RETURNS ACCRUE AT A SIMPLE INTEREST RATE. Pursuant to the terms of the Partnership Agreement, each Limited Partner is entitled to certain cumulative preferred returns with respect to certain distributions. Those preferred returns are computed on a simple interest basis. Based on those computations, the General Partner is entitled, after the Limited Partners receive their preferred returns, to special distributions computed as a percentage of the gross sales price of properties sold and additional cash from sales or refinancing and working capital reserves available for distribution. To the extent that the Partnership's assets accrete value at a rate that exceeds the preferred returns, the value of the preferred returns available to the Limited Partners will be lower over time, relative to a return based on a compounded interest rate. Although your General Partner regularly evaluates whether your Partnership's property should be sold, and has recently sold three properties, and is marketing another for sale, if the term of the Partnership is extended, the General Partner will not be required to sell the Partnership's properties until the end of the extended term.

         AIMCO PROPERTIES AND ITS AFFILIATES CONTROL YOUR PARTNERSHIP. Decisions with respect to the day-to-day management of your Partnership are the responsibility of the General Partner. The General Partner is affiliated with AIMCO Properties, which may control actions of the General Partner. In addition, AIMCO Properties and its affiliates hold 52,098.66, or 58.35%, of the outstanding Units. One of AIMCO Properties' affiliates, with respect to 24,811.66, or 27.79%, of the outstanding Units, previously agreed to vote such Units (i) against any proposal to increase the fees and other compensation payable by the Partnership to the General Partner and any of its affiliates, and
(ii) with respect to any proposal made by the General Partner or any of its affiliates, in proportion to votes cast by other unitholders. Under the Partnership Agreement, Limited Partners holding a majority of the outstanding Units must approve certain transactions, including certain amendments to the Partnership Agreement and the sale of all or substantially all of the Partnership's assets. AIMCO Properties and its affiliates can significantly influence, and may have the ability to control under certain circumstances, some voting decisions with respect to the Partnership.

RISKS IF THE AMENDMENT IS NOT APPROVED

         THE PARTNERSHIP MAY LOSE THE PROPERTIES. If the Amendment is not adopted by September 30, 2003, an event of default will occur under each of the mortgages, and the Partnership could lose the

Properties as a result of the exercise of remedies by the lenders. Further, the Partnership will be obligated to pay the lender a special fee and each loan will bear interest at a rate per annum that is one-tenth of one percentage point higher than otherwise provided. The General Partner has sought and is continuing to seek an extension of that deadline. There is no assurance that the lender will extend this deadline or forbear its exercise of remedies for any period or at all, or that the Partnership will not lose the Properties. Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the Properties equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage will be greatly reduced, and the net proceeds to the Partnership and the limited partners would likely be lower than if the Properties were sold over time in an orderly manner.

         The General Partner cannot predict when the Properties will be sold. In the past several years, your Partnership has sold the following properties to unaffiliated third parties: Plantation Forest Apartments in February 1994 for a gross purchase price of $2,450,000; Parkside Village Apartments in May 1993 for a gross purchase price of $11,259,000; and Shadow Lake Apartments in December 1992 for a gross purchase price of $6,443,000. In July 1993, the Partnership allowed The Cove Apartments to be acquired through foreclosure by the holder of the first loan, which relieved the Partnership of the first note payable of $16,000,000 (which had been due September 1994), $18,000 in accrued property taxes and $619,000 of accrued and unpaid interest.

         THE PARTNERSHIP WILL TERMINATE ON DECEMBER 31, 2007. In addition, if the Amendment is not adopted, the term of the Partnership will terminate on December 31, 2007, the Partnership will dissolve and the General Partner will liquidate all of the Partnership's remaining assets, including the Properties to the extent not lost as a result of an exercise of remedies by the lenders, as soon as reasonably practicable. In this case, the sales price for the Properties may be less than if the General Partner had greater control over the timing of the sales, given current economic conditions and the local and sub-market conditions where the Properties are located.

         A CURRENT SALE OF THE PROPERTIES MAY NOT ADVANTAGEOUS TO THE LIMITED PARTNERS. Although the Partnership might be able to avoid the loss of the Properties by selling the Properties, the General Partner is of the opinion that a sale of the Properties at this time would not be advantageous given current economic conditions, the local and sub-market conditions where the Properties are located, and its expectation that these economic conditions and each Property's operating performance will improve in the long term and the tax consequences of these sales to Limited Partners (including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability). Your General Partner regularly evaluates whether your Partnership's property should be sold by considering various factors, such as the Partnership's financial position, prevailing conditions in real estate and capital markets conditions availability of favorable financing, tax considerations and whether a sale would be in the best interests of the Partnership and the Limited Partners. Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the property equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage will be greatly reduced, and the net proceeds to the Partnership and the limited partners would likely be lower than if the Properties were disposed of over time in an orderly manner.

         YOU MAY RECOGNIZE GAIN IF THE PROPERTIES ARE SOLD OR THE LENDERS FORECLOSE ON THE PROPERTIES. Any sale, exchange or other disposition of any Property by the Partnership, including by foreclosure, would likely result in the recognition of gain or loss by the Partnership equal to the difference between (i) the amount realized for the Property and (ii) the Partnership's tax basis (which has been reduced because of prior years' depreciation deductions) in the Property. The amount realized for each Property would be the selling price for that Property, less any expenses of sale, plus any liabilities assumed by the purchaser of the Property or liabilities that the purchaser takes the Property subject to. In addition, the Partnership may recognize cancellation of indebtedness ("COD") income to the extent it is unable to satisfy all of other Partnership indebtedness that is not assumed by the purchaser of the Property, or if the lenders foreclose on the Properties. Any taxable gain or loss and COD income will pass through to the partners of the Partnership. See "Material U.S. Federal Income Tax Consequences" below.

         DISTRIBUTIONS FROM YOUR PARTNERSHIP MAY NOT BE SUFFICIENT TO COVER CURRENT TAX LIABILITIES OF THE PARTNERS. As noted above, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the Properties equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage would be greatly reduced, and the net proceeds to the Partnership and the Limited Partners would likely be lower than if the Properties were sold over time in an orderly manner.

                               NO APPRAISAL RIGHTS

         Limited Partners are not entitled to dissenters' appraisal rights under California law or the Partnership Agreement in connection with the Amendment.

                        GENERAL PARTNER'S RECOMMENDATION

         The General Partner recommends that Limited Partners consent to the Amendment. The General Partner is of the opinion that the Amendment is in the best interests of the Partnership and its Limited Partners. In making its determination, the General Partner considered the terms of the proposed Refinancings (see "The Refinancings" below) and alternatives to such Refinancings (see "Alternatives Considered" below).

         In addition, the General Partner believes that the Amendment is in the best interest of the Limited Partners because a sale of the Properties now, and the liquidation of the Partnership's assets in 2007, will be taxable events to the Partnership, which will equal the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage would be greatly reduced, and the net proceeds to the Partnership and the Limited Partners would likely be lower than if the Properties were sold over time in an orderly manner. The General Partner recommends that you consult with your tax and financial advisors as to the ultimate potential impact a sale of the Properties and a liquidation of the Partnership's assets will have on you.

         Conversely, if the Amendment is approved, the Properties will not be required to be sold and the Partnership will not expire until December 31, 2024. As economic conditions improve in the markets where the Partnership properties are located and rental revenues increase, the value of the properties are expected to increase. By approving the Amendment, the General Partner may be in a better position to maximize the value of the properties. However, the General Partner recognizes that neither the Refinancings nor the Amendment would prohibit or unduly restrict the Partnership's ability to sell the Properties or other assets of the Partnership in the future prior to the expiration of the extended term of the Partnership.

                                  THE AMENDMENT

         The Amendment of Section 4.3 of the Partnership Agreement will read in its entirety as follows: "The Partnership shall commence on the date of filing of the certificate of limited partnership for the Partnership and shall continue until December 31, 2024, unless previously terminated in accordance with the provisions of this Partnership Agreement."

                                THE REFINANCINGS

         Your Partnership recently refinanced with third party lenders the mortgage indebtedness which was secured by the Properties, because it did not have sufficient resources to repay the due and payable mortgage indebtedness secured by the Properties, and would have otherwise been forced to sell the Properties or potentially lose the Properties through an exercise of remedies by the lenders. The General Partner was of the opinion that a sale of the Properties at that time was not advantageous given current economic conditions, the local and sub-market conditions where the Properties are located, its expectation that these economic conditions and each Property's operating performance will improve in the long term and the tax consequences of these sales to Limited Partners (including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability). Your General Partner regularly evaluates whether your Partnership's property should be sold by considering various factors, such as the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the Limited Partners. Further, if the Properties are sold or lost through the exercise of remedies by the lenders, the Partnership will recognize taxable income from the disposition of the property equal to the difference between the proceeds, if any, and the Partnership's basis in the Properties, and, potentially, due to cancellation of indebtedness. Any taxable income would be allocated to partners, and, depending on the purchase price and related sales costs, a partner's tax liability could be greater than the funds, if any, it receives from the Partnership. If the Partnership sells the Properties in a "forced sale," the General Partner is of the opinion that its negotiating leverage will be greatly reduced, and the net proceeds to the Partnership and the limited partners would likely be lower than if the Properties where sold over time in an orderly manner.

         The new mortgage indebtedness has a ten year term and bears interest at a rate per annum equal to 4.41% (as opposed to 7.5% on the indebtedness refinanced) in each instance with a balloon payment due at maturity. Since the new mortgage indebtedness has a ten year term, it currently extends beyond the current term of the Partnership, which expires on December 31, 2007. Accordingly, the Partnership and AIMCO Properties are required by the third party lender to use good faith, diligent efforts to extend the term of the Partnership to the maturity of the new indebtedness. In addition, because the new mortgage indebtedness is not fully amortized at maturity, your Partnership will have to refinance such debt, sell assets or otherwise obtain additional funds prior to the maturity date of the new mortgage indebtedness, or it will be in default and could lose the property to foreclosure. As a consequence, Federal Home Loan Mortgage Corporation, which guarantees the indebtedness to the third party lenders, has required the Partnership to seek an extension to the term until 2024, which corresponds to the amortization schedule of the new indebtedness, in order to ensure that the outstanding balance on the loans at maturity can be refinanced at maturity or that the Partnership has sufficient time to sell the Properties and to repay such outstanding balances.

         If the Amendment is not adopted by September 30, 2003, an event of default will occur under each of the mortgages, and the Partnership could lose the Properties as a result of the exercise of remedies by the lenders. Further, the Partnership will be obligated to pay the lender a special fee and each loan will bear interest at a rate per annum that is one-tenth of one percentage point higher than otherwise provided. The General Partner has sought and is continuing to seek an extension of that deadline. There is no assurance that the lender will extend this deadline or forbear its exercise of remedies for any period or at all, or that the Partnership will not lose the Properties. The Partnership will be obligated to pay the lender a fee equal to approximately $3,400, and each loan will bear default interest at a rate per annum that is one-tenth of one percentage point higher than otherwise provided. In addition, were the Partnership to lose the Properties as a result of the exercise of remedies by the lenders, Limited Partners would likely suffer negative tax consequences and would likely not receive any proceeds to pay the resulting tax liability. Although the Partnership might be able to avoid the loss of the Properties in this circumstance by selling the Properties, the General Partner is of the opinion that a sale of the Properties at such time would not be advantageous given current economic conditions, the local and sub-market conditions where the Properties are located, and its expectation that these economic conditions and each Property's operating performance will improve in the long term and the tax consequences of these sales to Limited Partners (including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability). Your General Partner regularly evaluates whether your Partnership's property should be sold by considering various factors, such as the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the Limited Partners.

         In the Refinancings, AIMCO Properties agreed that certain debt held by its affiliates would be subordinated to the new indebtedness, and agreed to guarantee certain payments or actions of the Partnership. Under the terms of the new subordination agreements, the Partnership will not be in default under the mortgage documents if a foreclosure by AIMCO Properties or certain affiliates results in a transfer of the Properties to AIMCO Properties or those affiliates, provided AIMCO Properties and its affiliates give notice and comply with certain prerequisites.

         The proceeds from the new loans were used to, among other things, repay the existing mortgage indebtedness secured by the three Properties, to pay other transaction fees and expenses associated with the Refinancings, to pay for certain repairs at each of the three Properties, and to fund replacement reserves for each of the three Properties. The General Partner is evaluating the cash needs of the Partnership, but does not anticipate a distribution in the near future.

         Plantation Crossing Apartments. The new loan has an original principal amount of approximately $4,480,000 and will mature in July, 2013. The new loan will have a fixed interest rate equal to 4.41% (as opposed to 7.5% on the indebtedness refinanced). The new loan would be non-recourse (with customary exceptions for fraud and misappropriation of funds) and has a balloon payment due at maturity of approximately $4,562,285. The new loan would be fully amortized over 20 years. The new loan could be prepaid in full upon payment of a prepayment penalty equal to the greater of 1% of the principal amount outstanding and an amount calculated based on a formula that provides a guaranteed yield to the lender.

         Vinings Peak Apartments. The new loan has an original principal amount of approximately $8,470,000 and will mature in July, 2013. The new loan will have a fixed interest rate equal to 4.41% (as opposed to 7.5% on the indebtedness refinanced). The new loan would be non-recourse (with customary exceptions for fraud and misappropriation of funds) and has a balloon payment due at maturity of approximately $5,152,341. The new loan would be fully amortized over 20 years. The new loan could be prepaid in full upon payment of a prepayment penalty equal to the greater of 1% of the principal amount outstanding and an amount calculated based on a formula that provides a guaranteed yield to the lender.

         Wood Lake Apartments. The new loan has an original principal amount of approximately $7,500,000 and will mature in July, 2013. The new loan will have a fixed interest rate equal to 4.41% (as opposed to 7.5% on the indebtedness refinanced). The new loan would be non-recourse (with customary exceptions for fraud and misappropriation of funds) and has a balloon payment due at maturity of approximately $2,725,205. The new loan would be fully amortized over 20 years. The new loan could be prepaid in full upon payment of a prepayment penalty equal to the greater of 1% of the principal amount outstanding and an amount calculated based on a formula that provides a guaranteed yield to the lender.

                              CONFLICTS OF INTEREST

         The General Partner is an affiliate of AIMCO Properties. AIMCO Properties and its affiliates, including the General Partner may have interests that conflict with the interests of the Limited Partners. You should consider these factors before consenting to the Amendment or the selection of counsel.

         Affiliates of the General Partner Will Continue to Receive Fees. Affiliates of the General Partner manage the Properties and receive management fees equal to 5% of gross receipts from the Properties. The Partnership paid affiliates of your General Partner approximately $834,000 and $969,000 in management fees during the years ended December 31, 2002 and December 31, 2001, respectively. Affiliates of the General Partner received reimbursement of accountable administrative expenses amounting to approximately $172,000 and $166,000 during the years ended December 31, 2002 and December 31, 2001, respectively.

         Pursuant to the Partnership Agreement, the General Partner is also entitled to receive a partnership management fee equal to 10% of the Partnership's adjusted cash from operations as distributed for managing the affairs of the Partnership. Approximately $186,000 and $277,000 in Partnership management fees were paid along with the distributions from operations made during the years ended December 31, 2002 and 2001, respectively.

         Beginning in 2001, the Partnership began insuring its Properties up to certain limits through coverage provided by an affiliate of your General Partner which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures its Properties above those limits through insurance policies obtained by AIMCO Properties from insurers unaffiliated with the General Partner. During the year ended December 31, 2002 and 2001, the Partnership paid affiliates of the General Partner approximately $263,000 and $136,000, respectively, for insurance coverage and fees associated with policy claims administration.

         The extension of the Partnership's term will likely result in these fees continuing to be paid for a longer period than would be the case if the term of the Partnership expired in 2007. Therefore, the interests of the General Partner and its affiliates in continuing the Partnership may be different than those of the Limited Partners who desire to have the Partnership dissolved and liquidated more quickly.

         AIMCO Properties May Buy Units in Future Tender Offers. AIMCO Properties is affiliated with the General Partner. From time to time, AIMCO Properties and its affiliates have purchased Units of the Partnership in the past with a view to making a profit. AIMCO Properties and its affiliates hold 52,098.66, or 58.35%, of the outstanding Units. If the Partnership is liquidated and dissolved pursuant to its original term, AIMCO Properties and its affiliates will not have future opportunities to make a profit on the purchase of Units.

                             ALTERNATIVES CONSIDERED

         The General Partner also considered a sale of some or all of the Partnership's property but believes that a sale of all of the property at the current time would not be advantageous given current economic conditions, the local and sub-market conditions where the Properties are located, and its expectation that these economic conditions and each Property's operating performance will improve in the long term and the tax consequences of these sales to Limited Partners (including the likelihood that proceeds will not be sufficient to enable Limited Partners to pay their resulting tax liability). In particular, the General Partner considered the potential for future appreciation in the value of each property, the change in the local rental markets, and the tax consequences to you and your partners of a sale of a property. See "Investment Objectives and Policies; Sale or Refinancings of Investments" below. The General Partner recognized that the Refinancings would not prohibit or unduly restrict the Partnership's ability to sell the property in the future prior to the expiration of the extended term of the Partnership.

         Further, if the General Partner had elected to sell the Properties instead of refinancing the original indebtedness, which was then due and payable, the General Partner is of the view that prospective buyers could infer that the General Partner had a limited amount of time to sell the Properties. In that circumstance, the General Partner is of the opinion that its negotiating leverage in selling the Properties would have been greatly reduced, and the proceeds to the Partnership and the Limited Partners would likely be lower than if the Properties were disposed of over time in an orderly manner.

         Another alternative to refinancing the Properties was to allow the Partnership to default on the original mortgages secured by each of the three Properties and to allow the holder of such debt to foreclose on each of the Properties. However, such disposition of the Property by the Partnership would likely have resulted in the recognition of gain or loss by the Partnership equal to the difference between (i) the amount realized for the Property and (ii) the Partnership's tax basis (which has been reduced because of prior years' depreciation deductions) in the Property. The amount realized for each Property would be the amount of the outstanding indebtedness secured by that Property, less any expenses of sale, plus any liabilities assumed by the purchaser of the Property or liabilities that the purchaser takes the Property subject to. In addition, the Partnership would recognize COD income to the extent it is unable to satisfy all of other Partnership indebtedness. Any taxable gain or loss and COD income will pass through to the partners of the Partnership. See "Material U.S. Federal Income Tax Consequences" below.

                       INFORMATION ABOUT YOUR PARTNERSHIP

         GENERAL. Your Partnership was organized under the Uniform Limited Partnership Act of the State of California in August, 1982 for the purpose of investing in, acquiring, managing and ultimately selling income-producing real properties. The general partners of the General Partner are Fox Capital Management Corporation, a California corporation, Fox Realty Investors, a California general partnership, and Fox Partners 83, a California general partnership. Fox Capital Management Corporation is the managing general partner of the General Partner and is a subsidiary of AIMCO, a publicly traded real estate investment trust. The Partnership Agreement provides that the Partnership is to terminate on December 31, 2007. The Partnership's principal executive offices are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80327, and its telephone number is (303) 757-8101.

         On October 1, 1998, AIMCO merged (the "Insignia Merger") with Insignia Financial Group, Inc. ("Insignia"). As a result of the Insignia Merger, AIMCO acquired approximately 51% of the outstanding common shares of beneficial interest of Insignia Properties Trust ("IPT"). Through the Insignia Merger, AIMCO also acquired a majority ownership interest in the entity that manages the residential properties owned by your Partnership. On October 31, 1998, IPT and AIMCO entered into an agreement and plan of merger, dated as of October 1, 1998, pursuant to which IPT merged with AIMCO on February 26, 1999. AIMCO then contributed IPT's interest in Insignia Properties L.P., IPT's operating partnership, to AIMCO's wholly owned subsidiary, AIMCO/IPT, Inc. AIMCO also replaced IPT as the sole general partner of Insignia Properties L.P. As a result, the General Partner is an indirect, wholly owned subsidiary of AIMCO/IPT and the property manager of your Partnership's properties is our indirect, wholly owned subsidiary.

         The Partnership does not have any employees. Management and administrative services are provided by the General Partner and by agents retained by the General Partner. An affiliate of the General Partner has been providing such property management services.

                                 THE PROPERTIES

         The properties controlled by your Partnership are: Wood Lake Apartments, a 220-unit apartment complex located in Atlanta, Georgia, Greenspoint Apartments, a 336-unit apartment complex located in Phoenix, Arizona, Sandspoint Apartments, a 432-unit apartment complex located in Phoenix, Arizona, Vinings Peak Apartments, a 280-unit apartment complex located in Atlanta, Georgia, Plantation Crossing Apartments, a 180-unit apartment complex located in Atlanta, Georgia, Sunrunner Apartments, a 200-unit apartment complex located in St. Petersburg, Florida, McMillan Place Apartments, a 402-unit apartment complex located in Dallas, Texas, and Misty Woods Apartments, a 228-unit apartment complex located in Charlotte, North Carolina. Misty Woods Apartments is held by a limited liability company in which your Partnership owns a 100% interest.

         Set forth below is the gross carrying value, accumulated depreciation, depreciable life, method of depreciation, and Federal tax basis for each of the properties.

                                          GROSS
                                         CARRYING         ACCUMULATED                                           FEDERAL TAX
PROPERTY                                  VALUE           DEPRECIATION          RATE               METHOD          BASIS
                                              (in thousands)                                                   (in thousands)
Wood Lake Apartments                  $     13,644        $      7,984        5 - 30 years          S/L        $      1,809
Greenspoint Apartments                      14,908               7,734        5 - 30 years          S/L               2,574
Sandspoint Apartments                       17,403               8,948        5 - 30 years          S/L               2,686
Vinings Peak Apartments                     15,954               8,663        5 - 30 years          S/L               2,492
Plantation Crossing Apartments              10,018               5,575        5 - 30 years          S/L               1,670
Sunrunner Apartments                         7,966               4,707        5 - 30 years          S/L               1,234
McMillan Place Apartments                   14,905               7,504        5 - 30 years          S/L               3,719
Misty Woods Apartments                       8,607               4,855        5 - 30 years          S/L               1,443

         The following table sets forth certain information relating to the loans encumbering the properties:


                                          PRINCIPAL
                                          BALANCE AT                                                               PRINCIPAL
                                          DECEMBER 31,       INTEREST            PERIOD          MATURITY         BALANCE DUE
PROPERTY                                     2002              RATE             AMORTIZED          DATE           AT MATURITY
                                        (in thousands)                                                           (in thousands)
Wood Lake Apartments(1)                  $      6,778          7.50%             25 years        07/01/03        $        6,615
Greenspoint Apartments                          8,311          8.33%             30 years        05/15/05                 7,988
Sandspoint Apartments                           9,231          8.33%             30 years        05/15/05                 8,874
Vinings Peak Apartments(2)                      7,871          7.50%             25 years        07/01/03                 7,785
Plantation Crossing Apartments(3)               4,592          7.50%             25 years        07/01/03                 4,542
Sunrunner Apartments                            4,511          7.06%             20 years        09/01/21                    --
McMillan Place Apartments
      1st Mortgage                              9,961            (4)                   (5)       10/31/02                 9,967
      2nd Mortgage (interest bearing)           1,301            (4)                   (5)       10/31/02                 1,301
      2nd Mortgage (non-interest                  800            (4)                   (5)       10/31/02                   800
           bearing)
Misty Woods Apartments                          5,032          7.88%             30 years        01/01/06                 4,777
                                         ------------                                                            --------------
                                         $     58,388                                                            $       52,649

(1) As of June 25, 2003, the Partnership refinanced the mortgage note payable for Wood Lake Apartments with third party lenders. The refinancing of Wood Lake Apartments replaced the existing mortgage indebtedness with a new mortgage of approximately $7,500,000. The mortgage was refinanced at a rate of 4.41%. Payments of approximately $47,085 are due on the first day of each month until the note matures in July, 2013, at which time a balloon payment of approximately $2,725,205 is due. At closing, a repair escrow of $294,375 was established and is held by the lender. In addition, a replacement reserve was established, requiring monthly deposits of $9,185, which is held by the lender. After repayment of the existing mortgage and payment of closing costs the Registrant received net proceeds of approximately $868,000.

(2) As of June 25, 2003, the Partnership refinanced the mortgage note payable for Vinings Peak Apartments with third party lenders. The refinancing of Vinings Peak Apartments replaced the existing mortgage indebtedness with a new mortgage of approximately $8,470,000. The mortgage was refinanced at a rate of 4.41%. Payments of approximately $53,174 are due on the first day of each month until the note matures in July, 2013, at which time a balloon payment of approximately $5,152,341 is due. At closing, a repair escrow of $ 334,033 was established and is held by the lender. In addition, a replacement reserve was established, requiring monthly deposits of $11,677, which is held by the lender. After repayment of the existing mortgage and payment of closing costs the Registrant received net proceeds of approximately $96,000.

(3) As of June 25, 2003, the Partnership refinanced the mortgage note payable for Plantation Crossing Apartments with third party lenders. The refinancing of Plantation Crossing Apartments replaced the existing mortgage indebtedness with a new mortgage of approximately $4,480,000. The mortgage was refinanced at a rate of 4.41%. Payments of approximately $28,126 are due on the first day of each month until the note matures in July, 2013, at which time a balloon payment of approximately $4,562,285 is due. At closing, a repair escrow of $144,813 was established and is held by the lender. In addition, a replacement reserve was established, requiring monthly deposits of $10,305, which is held by the lender. After repayment of the existing mortgage and payment of closing costs the Partnership had a shortfall of approximately $821,000 which was covered by the net proceeds received from the Wood Lake refinancing discussed above.

(4) The first and second mortgage loans for McMillan Place Apartments matured in October 2002 and were in default at December 31, 2002. On March 25, 2003, the General Partner and the lender agreed to an eleven-month extension of the terms of the mortgage. As part of the agreement, an affiliate of the General Partner advanced approximately $2,101,000 to the Partnership to repay the second mortgage loans. Pursuant to the agreement, the stated interest rate is 6.5% from the previous maturity date and the loan will mature on September 30, 2003. The General Partner is currently marketing the property for sale.

(5)      Interest only.

         AVERAGE RENTAL RATES AND OCCUPANCY. The following table sets forth the average rental rates and occupancy for 2002 and 2001 for the properties:

                                               AVERAGE ANNUAL
PROPERTY                                        RENTAL RATES                       AVERAGE OCCUPANCY
                                                 (PER UNIT)
                                          2002             2001                  2002               2001
Wood Lake Apartments                  $    9,723        $   10,329                87%                92%
Greenspoint Apartments                     8,213             8,316                90%                94%
Sandspoint Apartments                      7,134             7,374                87%                95%
Vinings Peak Apartments                    9,165             9,696                87%                91%
Plantation Crossing Apartments             9,601             9,307                88%                89%
Sunrunner Apartments                       7,197             7,377                94%                96%
McMillan Place Apartments                  6,763             6,940                94%                96%
Misty Woods Apartments                     6,885             7,332                88%                92%

         REAL ESTATE TAXES AND RATES. The following table sets forth the real estate taxes and rates in 2002 for each property:


                                                                2002             2002
                         PROPERTY                             BILLING           RATE
                                                          (in thousands)
Wood Lake Apartments                                           $   157           2.99%
Greenspoint Apartments                                             147           1.23%
Sandspoint Apartments                                              205           1.38%
Vinings Peak Apartments                                            193           2.99%
Plantation Crossing Apartments                                      97           2.95%
Sunrunner Apartments                                               155           2.47%
McMillan Place Apartments                                          353           2.80%
Misty Woods Apartments                                              91           1.31%

         INVESTMENT OBJECTIVES AND POLICIES; SALE OR FINANCING OF INVESTMENTS. In general, your General Partner, together with the property manager, which is an affiliate of AIMCO Properties, regularly evaluates your Partnership's property by considering various factors, such as the Partnership's financial position and real estate and capital markets conditions. The General Partner monitors their specific locale and sub-market conditions (including stability of the surrounding neighborhood), evaluating current trends, competition, new construction and economic changes. It oversees each asset's operating performance and continuously evaluates the physical improvement requirements. In addition, the financing structure for the property (including any prepayment penalties), tax implications, availability of attractive mortgage financing to a purchaser, and the investment climate are all considered. Any of these factors, and possibly others, could potentially contribute to any decision by the General Partner to sell, refinance, upgrade with capital improvements or hold a Partnership property. If rental market conditions improve, the level of distributions might increase over time. It is possible that the private resale market for properties could improve over time, making a sale of the Partnership's property in a private transaction at some point in the future a more viable option than it is currently. After taking into account the foregoing considerations, your General Partner currently is marketing the McMillan Place Apartments for sale but is of the view that a sale of the remaining properties, including the Properties, would not be on advantageous terms given the Partnership's financial position, prevailing conditions in real estate and capital markets conditions, availability of favorable financing, tax considerations, and whether a sale would be in the best interests of the Partnership and the Limited Partners. In making this assessment, your General Partner noted the occupancy and rental rates at all its properties. The General Partner is of the opinion that a sale of such properties at the present time would not adequately reflect the future prospects of the properties. Another significant factor considered by your General Partner is the likely tax consequences of a sale of one the properties for cash. Such a transaction would likely result in tax liabilities for many unitholders.

         ADDITIONAL INFORMATION. Your Partnership, AIMCO and AIMCO Properties are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports and other information with the SEC relating to the business, financial condition and other matters of each of the foregoing entities. Such reports and other information may be inspected at the public reference facility maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1200, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

                  MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the material U.S. Federal income tax consequences is based upon current U.S. Federal tax law which is subject to change, possibly with retroactive effect. This summary is for general information only and does not address all aspects of U.S. Federal income taxation that may be relevant in the particular circumstances of each Limited Partner or to Limited Partners subject to special treatment under the Code. In addition, this summary does not address any state, local or foreign tax consequences. No ruling from the Internal Revenue Service ("IRS") will be requested with respect to the U.S. Federal income tax consequences of the liquidation and dissolution of the Partnership, and, as such, there can be no assurance that the IRS will agree with the summary set forth herein.

         There will be no Federal or state income tax consequences resulting solely from the approval of the Amendment extending the term of the Partnership Agreement. However, failure to approve the Amendment will be deemed an event of default. If the Partnership is required to sell the Properties, or the lenders foreclose on the Properties, the Partnership likely would recognize gain or loss, which would pass through to the partners of the Partnership.

         TAX CONSEQUENCES OF SALE OF PARTNERSHIP PROPERTY OR FORECLOSURE. The description set forth below is a general description of the tax consequences that a partner of the Partnership may incur as a result of a sale of any of the Properties or a foreclosure by the lenders in the 2003 tax year, each partner should consult with his or her own tax advisor to determine his or her particular tax consequences.

         A sale, exchange or other disposition of any Property by Partnership would result in the recognition of gain or loss by the Partnership equal to the difference between (i) the amount realized for the Property and (ii) the Partnership's tax basis (which has been reduced because of prior years' depreciation deductions) in the Property. The amount realized for the Property would be the selling price for the Property, less any expenses of sale, plus any liabilities assumed by the purchaser of the Property or liabilities that the purchaser takes the Property subject to. In addition, the Partnership may recognize COD income to the extent it is unable to satisfy all of other Partnership indebtedness that is not assumed by the purchaser of the Property. Any taxable gain or loss and COD income will pass through to the partners of the Partnership.

         Any gain or loss recognized as a result of the transfer of any Property may be characterized for taxation purposes as ordinary or capital, or a combination of both. To the extent that any part of a Property being sold consists of depreciable personal property under Internal Revenue Code (the "Code") Section 1245 or depreciable real property under Code Section 1250, gain on a sale of such Property may be treated as ordinary income. Some portion of any gain recognized on the Property may be considered "unrecaptured section 1250 gain" that is taxable at a maximum Federal individual rate of 25%. Generally, the unrecaptured Code Section 1250 gain tax rate applies only to individuals and certain other noncorporate taxpayers. Gain in excess of Code Section 1245 and Code Section 1250 gain and unrecaptured Code Section 1250 gain generally will be taxed as Code Section 1231 gain, which may be taxed at capital gain rates (currently, the maximum capital gains tax rate applicable to individuals and certain other noncorporate taxpayers is 15%) depending upon your individual tax circumstances. Any loss from a disposition of the Property may be characterized as ordinary loss, subject to certain rules that may require a partner to re-characterize the loss as capital loss depending upon such partner's particular circumstances. Any COD income would be taxable as ordinary income at a maximum Federal individual rate of 35.0%. The rates set forth above are the Federal tax rates that currently are in effect for 2003.

         The proceeds available for distribution to the partners of the Partnership in the event of a sale of the Properties or a foreclosure by the lenders may be less than any tax liabilities resulting from such sale or foreclosure. Accordingly, a Limited Partner may need to use funds from other sources to satisfy any such tax liabilities.

         If a partner possesses suspended tax losses, tax credits, or other items of tax benefit, a partner may be able to use such items to reduce any tax liability that arises with respect to any gain recognized as a result of the sale of the Properties or a foreclosure by the lenders.

SINCE THE TAX CONSEQUENCES TO A PARTICULAR PARTNER OF THE REFINANCINGS, A SALE OF THE PARTNERSHIP'S ASSETS, OR A FORECLOSURE ARE DEPENDENT IN PART ON FACTS THAT ARE UNIQUE TO EACH SUCH PARTNER, EACH PARTNER IS URGED TO CONSULT HIS OR HER TAX ADVISORS AS TO THE EXACT CONSEQUENCES TO HIM OR HER OF SUCH ACTIONS, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Except as noted below, no person or entity was known by the General Partner to be the beneficial owner of more than 5% of the Units of the Partnership. Neither the General Partner nor any director or officer of the General Partner owns any Units.


ENTITY                                                     NUMBER OF UNITS          PERCENT OF TOTAL
Insignia Properties, L.P. (an affiliate of AIMCO)              25,228.66                28.26%

Fox Capital Management Corporation (an affiliate of               100.00                 0.11%
AIMCO)

IPLP Acquisition I, LLC (an affiliate of AIMCO)                 4,892.00                 5.48%

AIMCO Properties, LP (an affiliate of AIMCO)                   21,878.00                24.50%

         Insignia Properties, L.P., Fox Capital Management Corporation and IPLP Acquisition I, LLC are indirectly ultimately owned by AIMCO. The principal executive offices of Insignia Properties, L.P., Fox Capital Management Corporation and IPLP Acquisition I, LLC, AIMCO Properties and AIMCO are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, and their telephone number is (303) 757-8101.

                         RECORD DATE; CONSENTS REQUIRED

         The Partnership has fixed September 2, 2003 as the Record Date for determining Limited Partners entitled to notice of and to consent to the Amendment. Only Limited Partners of record on the Record Date may execute and deliver a Consent Form.

         Approval of the Amendment requires the affirmative consent of Limited Partners who own more than 50% of the Partnership's outstanding Units. As of the Record Date, there were 89,292 Units issued and outstanding. AIMCO Properties and its affiliates currently own 52,098.66, or approximately 58.35%, of the outstanding Units. AIMCO Properties and its affiliates have notified the General Partner that, with respect to 27,287 Units, or 30.56%, of the outstanding Units, they will consent in writing to the Amendment. With respect to 24,811.66, or 27.79%, of the outstanding Units, one of AIMCO Properties' affiliates previously agreed to vote such Units (i) against any proposal to increase the fees and other compensation payable by the Partnership to the General Partner and any of its affiliates, and (ii) with respect to any proposal made by the General Partner or any of its affiliates, in proportion to votes cast by other Limited Partners, and such affiliate will vote those Units accordingly. Abstentions will not be counted as consents in favor of the Amendment. Therefore, the written consent of other owners in the aggregate of more than 5.6% of the total outstanding Units is required for approval of the Amendment. The Amendment will become effective on the Expiration Date, provided the requisite consents from Limited Partners have been received.

                            SOLICITATION OF CONSENTS

         Consents will be solicited by mail, telephone, e-mail and in person. Solicitations may be made by the Solicitation Agent, or by representatives of the General Partner, none of whom will receive additional compensation for such solicitations. The cost of preparing, assembling, printing and mailing this Consent Solicitation Statement and the enclosed Consent Form will be borne by the Partnership. The fees and expenses of the Solicitation Agent are expected to be $600 and will be borne by the Partnership.

                               CONSENT PROCEDURES

         LIMITED PARTNERS WHO DESIRE TO CONSENT TO THE AMENDMENT SHOULD DO SO BY MARKING THE APPROPRIATE BOX ON THE CONSENT FORM INCLUDED HEREWITH, AND SIGNING, DATING AND DELIVERING THE CONSENT FORM TO THE SOLICITATION AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH BELOW AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND THEREIN.

         All Consent Forms that are properly completed, signed and delivered and not properly revoked (See "Revocation of Instructions" below) prior to the Expiration Date, will be given effect in accordance with the specifications thereof. IF A CONSENT FORM IS DELIVERED AND NONE OF THE "CONSENTS," THE "WITHHOLDS CONSENT" NOR THE "ABSTAIN" BOX IS MARKED, BUT THE CONSENT FORM IS OTHERWISE PROPERLY COMPLETED AND SIGNED, THE LIMITED PARTNER WILL BE DEEMED TO HAVE CONSENTED TO THE AMENDMENT.

         Consent Forms must be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all such holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         The execution and delivery of a Consent Form will not affect a Limited Partner's right to sell or transfer the Units. All Consent Forms received by the Partnership or the Solicitation Agent (and not properly revoked) prior to the Expiration Date will be effective notwithstanding a record transfer of such Units subsequent to the Record Date, unless the Limited Partner revokes such Consent Form prior to midnight, New York City time, on the Expiration Date by following the procedures set forth under "Revocation of Instructions" below.

         All questions as to the validity, form and eligibility (including time of receipt) regarding consent procedures will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The Partnership reserves the right to reject any or all Consent Forms that are not in proper form. The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with the deliveries of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects of irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The interpretations of the terms and conditions of this solicitation by the General Partner shall be conclusive and binding.

                           REVOCATION OF INSTRUCTIONS

         Any Limited Partner who has delivered a Consent Form may revoke the instructions set forth in such Consent Form by delivering to the Solicitation Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in the form of a subsequent Consent Form marked either as "CONSENTS," "WITHHOLDS CONSENT" or "ABSTAINS," as the case may be, or in a writing delivered to the Solicitation Agent stating that the prior Consent Form is revoked, (iii) be signed by the Limited Partner in the same manner as the original signature on the Consent Form, and (iv) be received by the Solicitation Agent prior to midnight, New York City time, on the Expiration Date at its address set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. NO LIMITED PARTNER MAY REVOKE THE INSTRUCTIONS SET FORTH IN A CONSENT FORM AFTER MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           CENTURY PROPERTIES FUND XIX

                               By: FOX PARTNERS II
                                 General Partner


                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.


By Mail, Overnight Courier or                         By Facsimile                       For Information please call:
             Hand:
                                                                                           TOLL FREE (800) 206-0007
  1275 Valley Brook Avenue                           (201) 460-0050
Lyndhurst, New Jersey 07071

                                                                        APPENDIX

                                PRELIMINARY COPY
                           CENTURY PROPERTIES FUND XIX

                           CONSENT OF LIMITED PARTNER

         The undersigned, a limited partner of CENTURY PROPERTIES FUND XIX (the "Partnership"), and the holder of units ("Units") of limited partnership interest in the Partnership, acting with respect to all of the Units owned by the undersigned, hereby:

      [__] Consents           [__] Withholds Consent           [__] Abstains

with respect to an amendment (the "Amendment") of Section 4.3 of the Partnership's Agreement of Limited Partnership to read in its entirety as follows:

         "The Partnership shall commence on the date of filing of the certificate of limited partnership for the Partnership and shall continue until December 31, 2024, unless previously terminated in accordance with the provisions of this Partnership Agreement."

IF NO ELECTION IS SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT.

The undersigned hereby acknowledges receipt of the Consent Solicitation Statement, dated September 3, 2003. THIS CONSENT IS SOLICITED ON BEHALF OF CENTURY PROPERTIES FUND XIX, BY FOX PARTNERS II, THE GENERAL PARTNER. A fully completed, signed and dated copy of this Consent Form should be sent to the Solicitation Agent by mail or overnight courier to the address specified below, or by fax to the fax number specified below, prior to midnight, New York City time on September 22, 2003.

Dated:             , 2003
      -------------

By:
   --------------------------------------------------------------------

-----------------------------------------------------------------------
Please Print Name

If held jointly:

By:
   --------------------------------------------------------------------

-----------------------------------------------------------------------
Please Print Name

Please sign exactly as you hold your Partnership Units. When signing as an attorney-in-fact, executors, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.

                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.


By Mail, Overnight Courier       By Facsimile       For Information please call:
or Hand:

    1275 Valley Brook Avenue     (201) 460-0050     TOLL FREE (800) 206-0007
  Lyndhurst, New Jersey 07071